Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael E. Healy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of ShoreTel, Inc. for the fiscal year ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects, the financial condition and results of operations of ShoreTel, Inc.

Dated: September 12, 2008	By:	/s/ MICHAEL E. HEALY
	Name:	Michael E. Healy
	Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)